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                                                                    EXHIBIT 10.1

                           TANON MANUFACTURING, INC.
                              AMENDED AND RESTATED
                         AGREEMENT OF PURCHASE AND SALE



     THIS AGREEMENT (the "Agreement"), dated as of the 2nd day of December, 1998, is made by and between Tanon Manufacturing, Inc., a California corporation (the "Company"), and Smartflex Systems, Inc., a Delaware corporation or a nominee who shall be a wholly-owned subsidiary of Smartflex Systems, Inc. (the "Purchaser").

                                  WITNESSETH:
                                  ----------

     WHEREAS, the Company is engaged, among other things, in the business of providing contract manufacturing electronic assembly services, including the quick-turn, prototype and volume assembly and testing of a wide range of products at a facility in West Long Branch, New Jersey and at a facility in Fremont, California (such activities being hereinafter referred to as the "Business"). The term Business as used in this Purchase Agreement includes all revenues from the business of providing contract manufacturing electronic assembly services, including quick turn prototype and volume assembly from [1] any customer of the Company on or before the Closing Date, provided at any location in the continental United States and, [2] from any other customer provided at any location in the continental United States excluding the facility located in the Meutheun Mass.

     WHEREAS, on December 3, 1998, the Company intends to file a voluntary petition (the "Bankruptcy Case") under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of California (the "Bankruptcy Court"); and

     WHEREAS, effective on the date of the Closing (as hereinafter defined) and subject to and conditioned upon the Bankruptcy Court's approval, the Purchaser desires to acquire from the Company certain assets of the Company as described in Section 1(c) hereof (the "Assets"), and the Company desires to sell or assign the Assets, on the terms and subject to the conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto hereby agree as follows:

                                   SECTION I
                        PURCHASE AND SALE OF THE ASSETS

     (a)  Purchase and Sale of the Assets.   Subject to the terms and
conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements herein contained:

          (i) The Company hereby sells, assigns and conveys to the Purchaser, and the Purchaser hereby purchases, acquires and accepts from the Company, the Assets, free and clear of any liens, charges, security interests, encumbrances or liabilities, including successor liabilities pursuant to Section 363 of the Bankruptcy Code (collectively, "Liens or Encumbrances"). The Assets shall include the business, all other assets used in connection with the Business, the Assigned Contracts (as defined in Section 1(a)(iv)), equipment (other than the Designated Equipment, which shall be subject to the provisions of Section 1(a)(iii) below), the inventory (which shall be purchased pursuant to the terms of Section 1(a)(v) below and which shall not include the Raw Inventory (as
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defined in Section 1(e) below)), financial books and records, of every kind and nature, real, personal, and mixed, tangible and intangible, wherever located, of the Company used in or in any way related to the Business and as further described on Schedule 1(a)(i) to be delivered to the Purchaser and attached hereto within twenty one (21) days from the date hereof, except for the assets also included on Schedule 1(a)(i) to be delivered to the Purchaser and attached hereto within ten (10) days from the date hereof (the "Excluded Assets"), which Excluded Assets shall include, without limitation, all accounts receivable (other than Purchaser Receivables (as defined in Section XI(j) below)), Raw Inventory and the Leases (as defined in Section I(g) below) and all other contract rights relating to the Business, other than the Assigned Contracts.

     (ii) Except to the extent expressly set forth in this Agreement, in the order or orders of the Bankruptcy Court, or in any document, instrument or agreement executed or entered into pursuant hereto or contemporaneously herewith, the Purchaser shall not assume and shall have no responsibility with respect to, any and all liabilities or obligations of the Company, known or unknown, absolute or contingent, accrued or unaccrued, whether due or to become due (collectively, "Liabilities").


     (iii) Set forth in Schedule I(a)(iii) to be delivered to the Purchaser and attached hereto within ten (10) days from the date hereof is a list of all equipment designated as "Designated Equipment." As soon as possible after the execution of this Agreement, the Company shall file in the Bankruptcy Court its motion for an order approving the terms and conditions of this Agreement (the "Motion"). The date for which a hearing is set on the Motion is hereinafter referred to as the "Motion Date." On a date which is not less than ten (10) days prior to the Motion Date, the Purchaser shall notify the Company of any Designated Equipment that it desires to purchase and the purchase price that the Purchaser is willing to pay for such Designated Equipment. On a date which is seven (7) days prior to the Motion Date, the Company shall notify the Purchaser if it accepts the offer for the Designated Equipment, and upon such acceptance, the Company shall give notice to the Bankruptcy Court by filing a notice in the Bankruptcy Case setting forth the Designated Equipment to be purchased and the proposed purchase price therefor. The purchase price for the Designated Equipment (the "Designated Equipment Price") shall be paid at the same time and in the same manner as the Initial Purchase Price. The purchase price for the Designated Equipment is $1,250,000.


     (iv) On a date which is not less than thirty (30) days prior to the Motion Date (as defined above), the Purchaser shall notify the Company of any contract rights relating to the Business that the Purchaser will want assigned to it at the Closing. Any such contract rights shall be referred to herein as the "Assigned Contracts." Upon receipt of such notice, the Company shall make a timely motion to assume and assign the Assigned Contracts to the Purchaser on the Motion Date.

     (v) At the Closing, the Company shall purchase all Work-in-Process Inventory (as defined below) used in connection with the Business at a purchase price (the "Inventory Purchase Price") which shall be equal to one hundred percent (100%) of the labor and material costs ("Labor and Material Costs") allocable to the Work-in-Process Inventory, as reflected in the Company's books and records and as calculated in accordance with generally accepted accounting principles ("GAPP"). The Company and the Purchaser shall agree on what constitutes the Work-in-Process Inventory to be purchased at the Closing and what constitutes the Raw Inventory (which shall be subject to the provisions of Section I(e) below, as well as the aggregate Inventory Purchase Price.


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not less than seven (7) days prior to the Motion Date. For purposes hereof, the term "Work-in-Process Inventory" shall mean all inventory used in the Business which is to be sold to an identified customer of the Company following the Closing, pursuant to an existing order which is binding on such customer as of the Closing Date. The Inventory Purchase Price shall be paid at the same time and in the same manner as the Initial Purchase Price.

     (b) Initial Purchase Price. The purchase price (the "Initial Purchase Price") for the Assets is Three Million Dollars ($7,650,000), plus the
Inventory Purchase Price and the Designated Equipment Price (if any). At the Closing, Purchaser shall pay to the Company an amount (the "Closing Date Payment"), equal to the Initial Purchase Price plus the Inventory Purchase Price and the Designated Equipment Price (if any), less the Holdback Amount (as defined in Section I(d)) and less the amount of any Loan Amount (as defined in
Section I(h) below). The Closing Date Payment shall be made by wire transfer of immediately available funds to an account designated by the Company. At the Closing, the Purchaser shall assign to the Company any note or participation interest relating to any Loan Amount for which credit is so received.

     (c)  Additional Purchase Price.

          (i)   In addition to the amount to be paid to the Company pursuant to
Section I(b) hereof, the Purchaser shall pay the Company, or its successor in interest, as the case may be, on and subject to the terms of this Agreement, additional consideration (the "Additional Purchase Price") not exceeding Three Million Dollars ($3,000,000), subject to reduction pursuant to the provisions of Section I(c)(iv) below, at the noncumulative higher of one of the following amounts, only if the indicated revenue level is achieved:


                (A) Two million Five hundred thousand dollars, if the gross revenues attributable to the Business are less than $90 million during fiscal year 1999; or


                (B) Three Million Dollars ($3,000,000), if the gross revenues attributable to the Business equal or exceed $90,000,000 during fiscal year 1999.

          "Fiscal Year" as used herein shall mean the year commencing April 1 1999 and ending March 30 2000.

          (ii) The calculation of gross revenues for the Business during calendar year 1999 shall be made net of returns and allowances. The determination of the amount, if any, to be paid in the form of Additional Purchase Price shall be made by the Purchaser together with its auditors regularly employed to audit the books of account and financial statements of Purchaser, and shall be made in accordance with GAAP. All determinations of Purchaser made pursuant to this Section I(c)(ii) shall be deemed binding and conclusive.

          (iii) The Additional Purchase Price shall be paid on or before the expiration of thirty (30) days following the date upon which the final and binding determinations are made or arrived at pursuant to Section I(c)(ii) above by delivery of a bank cashier's check or wire transfer of funds to the Company.

          (iv) On Closing, Purchaser shall execute an interest free negotiable promissory note in the amount of $2,500,000 to confirm this minimum payment set forth herein.

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     (e)  Raw Inventory. At the Closing, the Company shall consign its rights to the Raw Inventory (as defined below) of the Business to the Purchaser for a period of at least ninety (90) days from the Closing Date. During such period, such Raw Inventory shall remain on the Company's premises and the Purchaser shall be entitled, but without obligation, and from time to time, to draw down on the Raw Inventory for sale and use in connection with the Business as and where conducted by Purchaser. During such ninety (90) day period, the purchase price to be paid by the Purchaser for such Raw Inventory shall be sixty percent (60%) of the lower of the Company's cost or the market price of such Raw Inventory. On or prior to the expiration of such ninety (90) day period, the Purchaser shall be entitled to purchase all or part of the remaining Raw Inventory in bulk for a price and upon terms to be negotiated by the parties at such time. Payments by Purchaser shall be within thirty (30) days of the draw down of any such Raw Inventory. Following the expiration of such ninety (90) day period, the Purchaser shall be entitled to purchase all or part of the remaining Raw Inventory at a price and upon terms to be negotiated by the parties at such time; provided that, if the parties are unable to negotiate a mutually acceptable price at which such remaining Raw Inventory may be purchased by the Purchaser, then the Company may sell any Raw Inventory after the expiration of such ninety (90) day period to any third party other than the Purchaser. For purposes hereof, the term "Raw Inventory" shall mean all inventory used in the Business which is not Work-in-Process Inventory (as defined in Section 1(a)(v) above).




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     (f)  Allocation.  The Purchase Price for the Assets shall be allocated to the Assets at their fair market values. The portion of the Purchase Price not allocated to specific Assets shall be allocated to goodwill. The Purchase Price shall be allocated as set forth in Schedule 1(f)(i) to be delivered to the Purchaser and attached hereto within twenty one (21) days from the date hereof and the Purchaser agrees to file Internal Revenue Service Form 8594 which shall be prepared in accordance with the Internal Revenue Code of 1986, as amended and all rules and regulations promulgated thereunder.

     (g) Removal of Assets by Purchaser. The Company shall allow Purchaser up to ninety (90) days from the Closing Date (as defined in Section VII hereof) in which to transition the business and remove the Assets from the Company's facilities located at 185 Monmouth Parkway, West, Long Branch, New Jersey 07764 and 46360 Fremont Boulevard, Fremont, California 94538 (the "Facilities"). Purchaser shall have full access and all rights of the Company to the Facilities; provided, however, that the Purchaser hereby agrees that it shall reimburse the Company for that portion of the rent and expenses paid by the Company with respect to the Facilities, which are allocable to the portions of the Facilities used exclusively by the Purchaser to store the Assets. This
Section I(g) does not constitute a lease or sublease, and nothing contained in this Section I(g) or elsewhere in this Agreement shall be construed as subjecting Purchaser to or obligating Purchaser under any of the terms and conditions of the leases relating to the Facilities and Purchaser shall incur no liability in connection with such leases.

     (h) Loan Amount. The Purchaser may, but shall not be obligated to, loan money to the Company directly, or indirectly by participating in any loans made to the Company by IBJ Schroeder Bank & Trust Company. Any such amount loaned by the Purchaser to the Company, either directly or indirectly, shall be referred to herein as the "Loan Amount."

                                   SECTION II
                   REPRESENTATIONS, WARRANTIES, COVENANTS AND
                           AGREEMENTS OF THE COMPANY

     There are no Representations and Warranties of the Company.


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                                  SECTION III
                   REPRESENTATIONS, WARRANTIES, COVENANTS AND
                          AGREEMENTS OF THE PURCHASER


     The Purchaser represents and warrants to the Company that the statements contained in this Section III are correct and complete as of the date of this
Agreement:



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     (a)  Organization. The Purchaser is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Delaware.

     (b) Authorization of Transaction. The Purchaser has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes a valid and legal binding obligation of the Purchaser, enforceable against it in accordance with its terms. The Purchaser is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

     (c) Non-Contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Purchaser is subject or any provision of its charter or by-laws, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which the Purchaser is bound or to which any of its assets is subject.

                                   SECTION IV
                               BANKRUPTCY MATTERS

     (a) Filing of Bankruptcy. The Company represents and warrants that the Bankruptcy will be duly and promptly filed with the Bankruptcy Court, and that the Company has not sold and hereby covenant to not sell or otherwise dispose of the Assets in a manner that is inconsistent with the provisions of this Agreement.

     (b) Bankruptcy Proceedings. The Company hereby covenants to cooperate fully with the Bankruptcy Court and with the Purchasers to expedite the Bankruptcy Case and to obtain an order or orders from the Bankruptcy Court consistent with the intentions of the parties stated in this Agreement.

     (c) Order for Overbid Procedures. Within a reasonable time after entering into this Agreement and in advance of the Motion Date, the Company shall seek from the Bankruptcy Court an order (the "Overbid Procedures Order") providing for the procedure for the parties to follow in the event that the Company receives, in writing, any offer or proposal relating to the sale of the Assets other than the transactions contemplated by this Agreement (a "Competing Proposal"). The Company agrees that the Overbid Procedures Order shall provide, among other things, the following:

          (i) The Bankruptcy Court will not consider any Competing Proposal unless the Competing Proposal (a) provides for a purchase price consideration for the Assets of at least One Hundred Percent (100%) of the aggregate consideration being paid by the Purchaser hereunder, plus the topping fee of Four Hundred Fifty Thousand Dollars ($450,000) described in Section IV(c)(vii) below and the $25,000 overbid amount described in Section IV(c)(vi) below,
(b) is set forth in a written agreement containing other terms and conditions that are at least as favorable to the Company as those set forth in this Agreement, (c) is made by a person financially qualified to consummate the Competing Proposal on a timely basis and to operate the Business or the Assets on a



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financially viable basis, (d) is made by a person who has completed its due diligence review of the Company's books and records, and is satisfied with the results thereof, (e) is made by a person who is obligated to pay an initial deposit in the amount of the greater of $450,000 or 10% of the aggregate purchase price payable to the Company, and (f) the Competing Proposal is delivered to the Company and filed with the Bankruptcy Court as least two (2) court days prior to the Motion Date. A Competing Proposal that satisfies the foregoing criteria shall be referred to as "Qualifying Competing Proposal."

          (ii) At the hearing on the Motion Date, only the Purchaser and any party who has submitted a Qualifying Competing Proposal shall be entitled to bid.

          (iii) At the hearing on the Motion Date, the Bankruptcy Court shall decide which of the bids are the highest and best bid, and such bid shall be deemed to be the "High Bid." The bidder whose bid is definitively deemed by the Bankruptcy Court to be the High Bid must pay all amounts reflected in the High Bid in cash at the Closing.


          (iv) If the Purchaser's bid is not the High Bid, then the Purchaser shall be entitled to match the High Bid and the Purchaser's matching bid shall be deemed to be the High Bid.

           (v) Thereafter, bidding will be conducted as ordered by the Bankruptcy Court with the Purchaser always entitled to meet and match the other bids, and if the Purchaser matches another higher bid, its bid will be declared the successful High Bid.

          (vi) Any counterbid in the bidding process will be at least $25,000 higher than the prior bid or counterbid. For purposes hereof, the topping fee payable to the Purchaser pursuant to Section IV(c)(vii) shall be credited to the Purchaser as part of its bid.

          (vii) If the Company terminates this Agreement because the Purchaser's bid is not the High Bid, regardless of whether or not the Company consummates a transaction with the successful bidder, then the Purchaser shall be delivered a topping fee equal to Four Hundred Fifty Thousand Dollars ($450,000), which fee shall be paid within five (5) days of the date of such termination and shall be paid solely from the deposit paid by the successful bidder as part of such successful bidder's Qualifying Competing Proposal, without any administrative liability therefor to the estate.

                                   SECTION V
                     ADDITIONAL REPRESENTATIONS, WARRANTIES
                 AND COVENANTS OF THE COMPANY AND THE PURCHASER

     (a) Post Closing Cooperation. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other may request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification therefor under Section
VIII), so long as such documents do not increase the liability or risk of liability of the party of whom action is requested.

     (b) Discharge of Obligations. Consistent with and subject to an order of the Bankruptcy Court, the Company covenants and agrees to pay promptly and otherwise to fulfill and discharge all



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
of the Liabilities of the Company arising from and after the filing of the Bankruptcy Case, when due and payable and otherwise prior to the time at which any of such Liabilities could in any way result in or give rise to a claim against the Assets, the Business or the Purchaser, result in the imposition of any lien, charge or encumbrance on any of the Assets, or adversely affect the Purchaser's title to or use of any of the Assets.

     (c) Access. The Company shall give to the Purchaser and its representatives, from and after the date of execution of this Agreement, on prior reasonable request therefor from the Purchaser or such representatives, such access to the premises, employees, agents and consultants of the Company, and such copies of the Financial Statements, books and records, and contracts and leases and other documentation, so as to enable the Purchaser to inspect and evaluate all aspects of the Business and operations, assets, operating results, financial condition, capitalization, ownership, and legal affairs thereof. This shall include the right of the Purchaser to have Phase I environmental evaluations conducted on the any real property owned or leased by the Company in connection with the Business, at the Purchaser's sole expense. The Purchaser agrees to conduct its review, and to cause its representatives to conduct their review, in a manner designed to minimize any disruption of the operations of the Company.

     (d) Conduct of Business. From the date of this Agreement and until the Closing or termination of this Agreement, whichever first occurs, the Company shall use commercially reasonable best efforts, consistent with prior practice
(a) to preserve intact the business organization and employees and other business relationships relating to the Business, (b) to continue to operate in the ordinary course of its business and to maintain its books, records and accounts in accordance with GAAP and (c) to preserve and maintain the Assets, ordinary wear and tear excepted.

     (e) "No Shop". The Company agrees that during the period commencing on the date hereof and ending on the Closing Date, or ending one hundred eighty
(180) days after the date hereof, whichever first occurs, the Company will not, directly or indirectly (a) offer to sell any of the Business and/or the Assets (other than sales of inventory in the ordinary course of the Business), in whole or in part, (b) make or assist anyone else to make any proposal to purchase any of the Business and/or the Assets (other than sales of inventory in the ordinary course of the Business), (c) encourage, solicit or initiate discussions or negotiations with any corporation, partnership, person, entity or group, other than the Purchaser, concerning any merger, consolidation, sale of assets, sale of securities or acquisition of beneficial ownership with respect to the Business, or (d) otherwise initiate any action (unless in response to an unsolicited offer) which would prejudice the ability of the Purchaser to complete the transactions described in this Agreement; provided, however, that notwithstanding the foregoing, nothing set forth in this Section V(e) shall prohibit or limit in any way, the Company's ability to notify (including by means of advertisement) any corporation, partnership, person, entity or group of (1) the contents of the Overbid Procedure Order, (2) their ability to submit a Qualifying Competing Proposal, (3) the procedures to be followed when submitting a Qualifying Competing Proposal and (4) information relating to the Motion Date, including the time and location thereof.

     (f) Purchaser's Covenants Relating to Additional Purchase Price. During the period for which the Additional Purchase Price is to be determined pursuant to Section I(f), the Purchaser shall (a) maintain books and records and accounting system reflecting the status of the Business for the purpose of determining gross revenue of the Business and making all other determination necessary


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


for determination of the amount of the Additional Purchase Price, if any; (b) manage and operate the Business generally in accordance with the business principles and practices employed in the management and operation of Purchaser's own business, with a view to the achievement of reasonable growth objectives in both sales and earnings; provided, however, that the Purchaser shall only be obligated to operate the Business in a manner which is consistent with its corporate policy considered on a consolidated basis, and in a manner consistent with Purchaser's consolidated strategy, policies, practices and resources.

     (g) Notice Regarding Failure to Fulfill Condition Precedent. On the date which is fourteen (14) days prior to the Motion Date, the Purchaser shall deliver a notice to the Company setting forth either (i) that the Purchaser currently has no actual knowledge of any condition precedent to the obligations of the Purchaser to consummate the purchase of the Assets which has not been fulfilled as of such date other than such conditions which are not to be fulfilled until after such date or (ii) the conditions precedent to the obligations of the Purchaser to consummate the purchase of the Assets which were required to be fulfilled, but which have not been fulfilled, as of such date. The delivery of such notice by the Purchaser shall in no way limit or otherwise affect the Purchaser's ability to terminate this Agreement pursuant to the provisions of Section X(a) in the event that there has been a failure of any condition to which the obligations of the Purchaser are subject, other than a failure which was actually known by the Purchaser on the date such notice was delivered but which was not set forth in such notice.

                                   SECTION VI
                              CONDITIONS PRECEDENT

     (a) Conditions Precedent to the Obligations of the Purchaser. The obligation of the Purchaser to consummate the purchase of the Assets from the Company shall be subject to the fulfillment, or the waiver by the Purchaser, at or prior to the Closing, of each of the following conditions precedent:

          (ii) Bankruptcy Court Order. The Bankruptcy Court shall have entered an order in form reasonably acceptable to Purchaser, approving the sale or sales of the Assets on the terms specified in this Agreement.

          (iii)     Absence of Material Litigation. Except as set forth in
Section VI(a)(ii) above, there shall be (i) no pending or overtly threatened litigation (other than litigation which is determined by the parties in good faith, after consulting their respective attorneys, to be without legal or factual substance or merit), whether brought against the Company or the Purchaser, that seeks to enjoin the consummation of any of the transactions contemplated by this Agreement, (ii) no order that has been issued by any court or governmental agency having jurisdiction that restrains or prohibits the consummation of the purchase and sale of the Assets hereunder and no proceedings pending which are reasonably likely to result in the issuance of such an order; and (iii) no pending or


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
overtly threatened litigation, which has had or is expected to have a material adverse affect on the Business or the Assets.

          (iv) Performance of Obligations. The Company shall have performed and complied with all of its covenants required by this Agreement to have been performed on or prior to the Closing.

          (v) No Material Adverse Change. Since October 31, 1998, there shall not have been any change in or other event affecting the Business or the condition (financial or other) or operating results of Company that has had or is expected to have a material adverse effect on the Business or the Assets.

          (vi) Certificates. Receipt of a certificate executed by the Company's President or Chief Financial Officer, dated as of the Closing Date and reasonably satisfactory in form and substance to the Purchaser, certifying that
(i) each of the representations and warranties of the Company contained herein was true and correct when made and is true and correct on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on the Closing Date, (ii) the Company has performed and complied with all of its covenants required to have been performed or complied with by it pursuant hereto on or prior to the Closing Date, and (iii) all of the conditions precedent to the Purchaser's obligations the satisfaction of which was the responsibility of the Company has been satisfied, except to the extent waived by the Purchaser.

          (vii) Consents Obtained. All consents, waivers, approvals, authorizations or orders required to be obtained by the Company and the Purchaser for the authorization, execution and delivery of this Agreement and the consummation by it by the transactions contemplated hereby shall have been obtained by the Company or the Purchaser, as the case may be, including, without limitation, all lease and equipment assignments and/or consents for the assumption by, or assignment to, the Purchaser of the Assigned Contracts, in form and substance acceptable to the Purchaser or the Purchaser's counsel in its sole discretion.

          (viii) Due Diligence; Phase I Evaluation. The results of the Purchaser's business, legal and accounting due diligence with respect to the Business shall be satisfactory to Purchaser in its sole discretion. Without limiting the foregoing, the results of any Phase I environmental evaluation conducted by the Purchaser on any of the real properties owned or leased by the Company in connection with the Business shall be satisfactory to Purchaser in its sole discretion. This condition shall be deemed waived if Purchaser does not inform Company of the failure of its due diligence analysis on a date which is fourteen (14) days prior to the Motion Date. If Purchaser does not exercise its right to terminate this Agreement due to the failure of due diligence fourteen (14) days prior to the Motion Date then it shall have no further right to terminate based on its due diligence. Upon termination due to such due diligence there shall be no further rights under this Agreement and Company shall have absolutely no liability whatsoever to the Purchaser.

          (ix) Compliance With Terms of Loan Amount. The Company shall have complied with the terms under which the Loan Amount was made available to the Company, including, without limitation, the mandated uses of the Loan Amount as determined by the Purchaser.



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
          (x) Delivery of Additional Instruments. On the Closing Date, unless waived in writing by Purchaser, the Company shall deliver, or cause to be delivered to the Purchaser, the documents and instruments referenced in Section VI(b)(ii), in form and substance satisfactory to Purchaser and its counsel.

          (xi) Board Approval. This Agreement and the transactions contemplated hereby shall have been approved and adopted by the requisite vote of the Board of Directors of the Purchaser at least fourteen (14) days prior to the Motion Date.

          (xii) Methuen Acquisition. EA Industries, Inc., a New Jersey corporation ("EA") and the Purchaser shall have entered into an Agreement of Purchase and Sale, dated December __, 1998, relating to the Purchaser's proposed acquisition of certain assets used in connection with the business of the "Methuen Division" of EA, or a definitive agreement relating to the subject matter thereof, and each EA and the Purchaser shall have performed their respective obligations thereunder to the extent such obligations have become due on or prior to the Closing Date.

          (xiii) Consignment of Inventories. The parties shall have established procedures for the Purchaser to pay the prices established pursuant to Section 1(f) above for the inventory of the Company used by the Purchaser in the continued operations of the Business, as contemplated by Section V(c) above.

          (xiv) Disclosure Schedules. The disclosure schedules to this Agreement which are required to be delivered by the Company to the Purchaser and attached by the Company hereto, shall have been so delivered and attached within the time periods prescribed in this Agreement, and the contents of such disclosure schedules shall be satisfactory to Purchaser in its sole discretion. This condition shall be deemed waived with respect to any such disclosure schedule if Purchaser does not inform the Company of the failure of its acceptance of such disclosure schedule on a date which is ten (10) days from the date such disclosure schedule is received by the Purchaser. If Purchaser does not exercise its right to terminate this Agreement due to the failure of its acceptance of any disclosure schedule within ten (10) days from the date such disclosure schedule is received by the Purchaser, then the Purchaser shall have no further right to terminate based on its failure to accept such disclosure schedule. Upon termination due to the failure to accept a disclosure schedule, there shall be no further rights under this Agreement and Company shall have absolutely no liability whatsoever to the Purchaser.

     (b) Conditions Precedent to the Obligations of the Company. The obligation of the Company to consummate the sale of the Assets to Purchaser shall be subject to the fulfillment, or the waiver by the Company, at or prior to the Closing, of each of the following conditions precedent:

          (i) Representations and Warranties. The representations and warranties made by the Purchaser in this Agreement hereto shall have been true and correct on the date hereof, and also at and as of the Closing Date with the same force and effect as if made again at and as of that time.

          (ii) Absence of Material Litigation. There shall be (i) no pending or overtly threatened litigation (other than litigation which is determined by the parties in good faith, after consulting their respective attorneys, to be without legal or factual substance or merit), whether brought against the Company or the Purchaser that seeks to enjoin the consummation of any of the transaction contemplated by this Agreement, and (ii) no order that has been issued by any court or governmental agency having jurisdiction that restrains or prohibits the consummation of the purchase and sale of the Assets hereunder or any proceedings pending which are reasonably likely to result in the issuance of such an order.

                (iii) Performance of Obligations. The Purchaser shall have performed and complied with all of its covenants required by this Agreement to have been performed by it at or prior to the Closing.

                (iv) Certificates. Receipt from the Purchaser of a certificate, dated as of the Closing Date and signed by the President or the Chief Financial Officer of the Purchaser, certifying that (i) each of its representations and warranties contained herein was true and correct when made and is true and correct on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on the Closing Date, and (ii) it has performed and complied with all agreements, obligations, covenants and conditions required to be performed or complied with by it pursuant hereto on or prior to the Closing Date, except as may be waived in writing by the Company.

                (v) Delivery of Additional Instruments. On the Closing Date, unless waived in writing by Company, the Purchaser shall deliver, or cause to be delivered to Company, the Purchase Price and the documents and instruments referenced in Section VI(b)(i), in form and substance satisfactory to Company and its counsel.


                                  SECTION VII
                             CLOSING AND DELIVERIES

     (a) Time and Place of Closing. The closing of the purchase and sale of the Assets as set forth herein (the "Closing") shall be held at the offices of Stradling, Yocca, Carlson & Rauth, 660 Newport Center Drive, Newport Beach, California 92660. The Closing shall occur on a date which is one (1) business day after entry of the Bankruptcy Court order referenced in Section VI(a)(ii) is issued, or at such later date and time upon which the Purchaser and the Company shall mutually agree (the "Closing Date").

     (b)       Deliveries.

               (i) At the Closing, the Purchaser shall deliver to the company the following:

                    (A) A wire transfer for the Closing Date Payment of the Purchase Price, as described in Section I(b); and

                    (B) Such certificates, instruments and other documents, in form and substance satisfactory to the Company and its counsel, as they shall have reasonably requested in connection with the transactions contemplated hereby.

               (ii) At the Closing, the Company shall deliver to the Purchaser, as a condition to Closing, the following:

          (A) A Bill of Sale in the form attached hereto as Schedule VI(b)(ii)(a), such other instruments of conveyance and transfer, and such powers of attorney, as shall be effective to vest in the Purchaser title to or other interest in, and the right to full custody and control of, the Assets, free and clear of all Liens or Encumbrances whatsoever;

          (B) The Assigned Contracts and the books and records of the Company constituting a part of the Assets;

          (C) Evidence that any and all sales or use taxes assessed in connection with this transaction have been paid by the Company;

          (D) Such certificates, instruments and other documents, in form and substance satisfactory to the Purchaser and its counsel, as they shall have reasonably requested in connection with the transactions contemplated hereby;

          (E) Either (i) all necessary consents of third parties under the Assigned Contracts and other instruments of the Company to the consummation of the transactions contemplated hereby, which consents shall not provide for the acceleration of any liabilities or any other detriment to the Purchaser or the Company, or, in the alternative, (ii) an order or orders of the Bankruptcy Court authorizing the assumption of such contracts by the Company and their assignment to Purchaser.

                                  SECTION VIII
                                INDEMNIFICATION

                                   SECTION IX
                              BROKERS AND FINDERS

     (a) The Company's Obligation. Except as set forth in Schedule IX(a) hereto, the Purchaser shall not have any obligation to pay any fee or other compensation to any person, firm or corporation engaged by the Company in connection with this Agreement and the transactions contemplated hereby, and the Company, hereby agrees to indemnify and save the Purchaser harmless from any liability, damage, cost or expense arising from any claim for any such fee or other compensation.

     (b) The Purchaser's Obligation. Except as set forth in Schedule IX(b) hereto, the Company shall not have any obligation to pay any fee or other compensation to any person, firm or corporation engaged by the Purchaser in connection with this Agreement and the transactions contemplated hereby, and the Purchaser hereby agrees to indemnify and save the Company harmless from any liability, damage, cost or expense arising from any claim for any such fee or other compensation.

                                   SECTION X
                                  TERMINATION

     (a) This Agreement may be terminated and the transactions herein contemplated may be abandoned at any time prior to the Closing:

          (i)   By mutual written consent of the Purchaser and the Company;

          (ii) By the Purchaser, if there has been a material breach by the Company of any of its material representations, warranties, agreements or covenants set forth herein, or a failure of any condition to which the obligations of the Purchaser are subject; or

         (iii) By the Company, if there has been a material breach by the Purchaser of any of its representations, warranties, agreements or covenants set forth herein, or a failure of any condition to which the obligations of the Company is subject or if the Purchaser's bid is not the High Bid, as provided in Section IV above.

     (b) Procedure Upon Termination. In the event of termination of this Agreement by the Purchaser or the Company or by both the Purchaser and the Company pursuant to Section X(a) hereof, written notice thereof shall forthwith be given to the other party or parties hereto and the transactions contemplated herein shall be abandoned without further action by the Purchaser or the Company. In addition, if this Agreement is terminated as provided herein:

          (i) Each party will redeliver all documents, workpapers and other material of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same.

          (ii) All information of a confidential nature received by any party hereto with respect to the business of any other party (other than information which is a matter of public knowledge or which has heretofore been or is hereafter published in any publication for public distribution or filed as public information with any governmental authority) shall continue to be kept confidential for a period of two (2) years.

          (iii) Upon any termination by the Purchaser upon the failure of any condition to which the obligations of the Purchaser are subject, where such failure is caused by the Company, the

Company shall pay to the Purchaser, in addition to any amounts required to be paid by the Company pursuant to Section IV(c)(vii) above, an amount equal to the costs and expenses of the Purchaser actually incurred in the preparation and negotiation of this Agreement (including attorneys' fees) and the Purchaser's and its representatives' due diligence review, which amount shall be paid within five (5) days of the date of such termination; provided, however, that the provisions of this Section X(b)(iii) shall not apply to any termination of this Agreement due to the fact that the Purchaser's bid is not the High Bid, and the amounts specified herein shall not be paid to the Purchaser in the event that the Purchaser is paid the topping fee referenced in
Section IV(c)(vii).


          (iv) Upon any termination of this Agreement pursuant to Section X(a) hereof the respective obligations of the parties hereto under this Agreement shall terminate and no party shall have any liability whatsoever to any other party hereto by reason of such termination, irrespective of the cause of such termination, except as expressly provided to the contrary in this Section X and in Section V(e) above.


                                SECTION XI
                              MISCELLANEOUS

     (a) Notices. All notices, requests or instructions hereunder shall be in writing and delivered personally, sent by telecopy or sent by registered or certified mail, postage prepaid, as follows:


If to the Purchaser:     Smartflex Systems, Inc.
                         14312 Franklin Avenue
                         Tustin, California 92781
                         Attention:  William L. Healey,
                                     President and Chief Executive Officer
                         Facsimile No. (714) 838-8787

with copies to:          Stradling Yocca Carlson & Rauth
                         660 Newport Center Drive, Suite 1600
                         Newport Beach, California 92660-6441
                         Attention: Nick E. Yocca, Esq.
                         Facsimile No. (949) 725-4100

If to the Company:       Tanon Manufacturing, Inc.
                         c/o EA Industries, Inc.
                         185 Monmouth Parkway
                         West Long Branch, NJ 07764
                         President: President
                         Telecopy No.: (732) 229-6162
                         Telephone No.: (732) 229-1100
          in each case,
          with a copy to:     Mesirov Gelman Jaffe Cramer & Jamieson
                              1735 Market Street
                              Philadelphia, PA 19103
                              Attention:  Richard P. Jaffe, Esquire
                              Telecopy No.: (215) 994-1111
                              Telephone No.: (215) 994-1046

          and to:             Sheppard, Mullin, Richter & Hampton LLP
                              Seventeenth Floor
                              Four Embarcadero Center
                              San Francisco, CA 94111
                              Attention: Michael Ahrens, Esq.
                              Telecopy No.:  (415) 434-3947
                              Telephone No.: (415) 434-9100

     Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices, requests or instructions given in accordance herewith shall be deemed received on the date of delivery, if hand delivered or telecopied, and two business days after the date of mailing, if mailed.

     (b) Survival of Representations. Each representation, warranty, covenant and agreement of the parties hereto herein contained shall survive Closing, for a period of eighteen (18) months, notwithstanding any investigation at any time made by or on behalf of any party hereto.

     (c) Entire Agreement. This Agreement and the documents referred to herein contain the entire agreement among the parties hereto with respect to the transactions contemplated hereby, and no modification hereof shall be effective unless in writing and signed by the party against which it is sought to be enforced.

     (d) Expenses. Each of the parties hereto shall bear such party's own expenses in connection with this Agreement and the transactions contemplated hereby.

     (e) Dispute Resolution. Each of the parties to this Agreement agrees to submit themselves to the jurisdiction of the Bankruptcy Court supervising the Bankruptcy Case to interpret and enforce the terms and conditions of this Agreement.

     (f) Invalidity. Should any provision of this Agreement be held by a court or arbitration panel of competent jurisdiction to be enforceable only if modified, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding upon the parties hereto with any such modification to become a part hereof and treated as though originally set forth in this Agreement. The parties further agree that any such court or arbitration panel is expressly authorized to modify any such unenforceable provision of this Agreement in lieu of severing such unenforcable provision from this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all the offending provision, adding additional language to this Agreement, or by making such other modifications as it deems warranted to carry out the intent and agreement of the parties as embodied herein to the maximum extent permitted by law. The parties expressly agree that this Agreement as modified by the court or the arbitration panel shall be binding upon and enforceable against each of them. In any event, should one or more of the provisions of this Agreement be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and if such provision or provisions are not modified as provided above, this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been set forth herein.

     (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company and the Purchaser.

     (h) Governing Law. The validity of this Agreement and of any of its terms or provisions, as well as the rights and duties of the parties under this Agreement, shall be construed pursuant to and in accordance with the laws of the State of California, without regard to conflict of laws principles.

     (i) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     (j) Accounts Receivable and Business Records. From and after the Closing, Purchaser shall cooperate with Company, at the Company's sole expense, in the collection by Company of the Company's Accounts Receivable. Any and all books and records which may be deemed part of the Assets shall be made available at no cost to the Company, upon reasonable prior notice and during normal business hours, in connection with the collection by Company of its Accounts Receivable and for any other valid business purpose. None of the business records that constitute part of the Assets shall be destroyed by Purchasers without the written consent of Company. The obligations set forth in this subparagraph shall survive Closing. Without limiting the foregoing, the Purchaser shall be entitled to collect and retain all accounts receivable attributable to the sales of inventory purchased by the Purchaser hereunder, or otherwise sold by the Purchaser after the Closing Date (such receivables shall be deemed "Purchaser Receivables").

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.



PURCHASER:                              SMARTFLEX SYSTEMS, INC.


                                        By:   /s/ William L. Healey
                                            --------------------------
                                            Name: William L. Healey
                                                 ---------------------
                                            Title:   President
                                                  --------------------



COMPANY:                                TANON MANUFACTURING, INC.


                                        By:   /s/ Howard Kamius
                                            --------------------------
                                            Name: Howard P. Kamius
                                                 ---------------------
                                            Title: Vice President
                                                  --------------------

                        SCHEDULE I(a)(i)-INCLUDED ASSETS

All assets owned by the Company and used in its manufacturing operations in Fremont, CA or West Long Branch, NJ and not listed on Schedule I(a)(i) Excluded Assets including those assets listed on Schedule I(a)(ii)-Designated Equipment.

                         SCHEDULE I(a)(i)-EXCLUDED ASSETS

1. All assets owned by, or which the Company has agreed to convey to, EA Industries, Inc.("EAT") or SupplyPoint Solutions, Inc.("SPS"), including the following assets which are located on the premises of the Company in Fremont, CA or West Long Branch, NJ:

     (a) Office furniture and equipment, including all computers and peripheral hardware and software, and filing cabinets and files located in the executive/professional suite of offices, conference room and file room adjacent to the financial personnel of the Company in West Long Branch, NJ.

     (b) Materials related to the operations of BarOn Technology located in Fremont, CA

     (c) Mitsuba 386 PC Laptop personal computer, 1 Sharp 6220 Laptop personal computer, 3 Toshiba T2000SX-40 Laptop personal computers, S Soyo 486-50 Laptop personal computers, 2 Toshiba T480OCT Laptop personal computers, 2 Toshiba T4500 Laptop personal computers

     (d)  Panasonic Color Television CTJ 2790R

     (e)  Panasonic videocasette recorder PV-4780

     (f)  2 Video conferencing Units; one in each facility

2.   All rights related to warrants granted to the Company by Gyration, Inc.
3. All rights related to warrants granted to the Company by First Virtual Corporation
4. All files, books and records of the Company and the cabinets they are stored in except those directly related to customers who are transferred to Smartflex, the Assigned Contracts or the Designated Equipment
5. All rights and obligations pursuant to leases of real estate or equipment and other contracts and agreements not listed on Schedule (I)(a)(iv) Assigned Contracts

                      SCHEDULE I(a)(ii)-DESIGNATED EQUIPMENT

All assets owned by the Company and used in its manufacturing operations in Fremont, CA or West Long Branch, NJ and not listed on Schedule I(a)(i) Excluded Assets including those assets listed below and on the following pages:

2 Wester Triton IV Units
1 Wave Solder 445 Unit
1 Closed Loop Water System
Miscellaneous Office Supplies located in Fremont and/or West Long Branch

The foregoing includes all of the detailed equipment listed on the equipment list delivered to Purchaser on January 28, 1999.

                     SCHEDULE (I)(A)(IV) ASSIGNED CONTRACTS


As described in the Court's Order Approving Sale.

                SCHEDULE (II)(d) LIENS, CLAIMS AND ENCUMBRANCES

1. The Company's primary credit facility is an asset based credit facility provided by IBJ Schroder Bank & Trust Company ("Schroder") ("Schroder Line") to Tanon. The stock of the Company has been pledged to secure the obligations of the Company under the Schroder Line and the related guarantee by EAI. In addition, Schroder has a security interest in the Company's inventory, accounts receivable and substantially all of its other assets.
2. The lessors under the Company's equipment leases have each retained a security interest in the equipment leased to the Company.
3. Other liens, claims and encumbrances which are reflected on the UCC Search Certificate #98352-R-0417, dated December 17, 1998, copies of which have been provided to Purchaser.

                            SCHEDULE (II)(f)PERMITS

1. Application in process for commercial registration of X-ray machine in West Long Branch
2.   Local business license in Fremont facility
3.   Environmental waste/hazardous material permit
4. Implied licenses, or explicit licenses in purchase orders or contracts, to use intellectual property of customers in connection with assembly of their products

                 SCHEDULE I(f)(i)-ALLOCATION OF PURCHASE PRICE

The parties waive the requirement of this schedule and also waive any representations and warranty with respect to this schedule.

                       SCHEDULE (II)(g)ACCOUNTS RECEIVABLE

The parties waive the requirement of this schedule and also waive any representations and warranty with respect to this schedule.

                      SCHEDULE (II)(h)MATERIAL CONTRACTS



    Blue Cross                    Medical Benefits                          Sally Gallegos

    CIGNA                         Dental Benefits                           Karen Vanderwerf

    US Life                       Life Insurance                            Colleen Kelly

    UNUM                          Long-Term Disability

    Lincoln Life                  Executive Medical Reimbursement

    Gates McDonald                Unemployment Services                     Lyn Hooks

    FVC.COM           Continous Improvement    Reviewed     May-      Mr. James 0.    3393 Octavius     Santa
                      Program                  Quarterly     98       Mitchell        Drive             Clara, CA

          Company                         Agreement Type

   A. Item Management                Sales Representative

   Elrepco                           Sales Representative

   Ranier                            Sales Representative

   Doug Evans                        Sales Commissions

   Dave Marchiorata                  Sales Commissions


   East Coast Operations

   1. License Agreement dated October 27, 1997 between PolyDyne Development Corporation as lessor and Tanon Manufacturing, Inc as lessee of certain software known as "Quote Win".

   2. Quote Win Service, Support and Upgrade Agreement dated November 4, 1997 between PolyDyne Development Corporation and Tanon Manufacturing, Inc. for certain software known as "Quote Win".

   3. Sales Representative Agreement dated September 10, 1998 between Tanon Manufacturing, Inc. and Mesa Manufacturing Services

   4. Sales Representative Agreement dated October 5, 1998 between TNT Electronics, Co. and Tanon Manufacturing, Inc.

   5. Sales Representative Agreement between SouthWest Technical Sales, Inc. and Tanon Manufacturing, Inc.

   6. Sales Representative Agreement between Delta Sales, Inc. and Tanon Manufacturing, Inc.

   7. Sales Representative Agreement between Brendan Kane and Tanon Manufacturing, Inc.

   8. Customer contract between Hughes Network Systems and Tanon Manufacturing, Inc.

   9.   Customer contract between Corporate Computer and Tanon Manufacturing,
        Inc.

   10. See documents listed below taken from Debtor's Amended Schedule G. (Bold print represents changes made to filed Schedule G originally filed on 12/31/98):



-----------------------------------------------------------------------------------------------------------------------------
  NAME AND MAILING ADDRESS, INCLUDING ZIP                       DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF
    CODE, OF OTHER PARTIES TO LEASE OR                          DEBTOR'S INTEREST, STATE WHETHER LEASE IS FOR
               CONTRACT                                       NONRESIDENTIAL REAL PROPERTY. STATE CONTRACT NUMBER
                                                                         OF ANY GOVERNMENT CONTRACT
-----------------------------------------------------------------------------------------------------------------------------
  185 Monmouth Pkwy Assoc.                                  Commercial real property lease of premises located at 185
  Attn: Carl Gross                                          Monmouth
  63 West Main Street, PO Box 5008                          Parkway, West Long Branch, Monmouth County, NJ
  Freehold, NJ 07728
-----------------------------------------------------------------------------------------------------------------------------
  AT&T                                                      AT&T UNIPLAN SERVICE WITH FLATRATE PRICING AGREEMENT, DATED
  ATTN: ABID M. ALI, ACCOUNT EXEC.                          11/22/96 , BETWEEN AT&T AND ELECTRONIC ASSOCIATES, INC.
  517 ROUTE 1 SOUTH, 2NDFLOOR
  ISLIN, NJ 08830
-----------------------------------------------------------------------------------------------------------------------------
  A Item Management                                         SALES REPRESENTATIVE agreement dated 2/26/98; CANCELLED EFFECTIVE
  Attn: John Hamill                                         12/31/98
  349 Cobalt Way, Suite 308
  Sunnyvale, CA 94086
-----------------------------------------------------------------------------------------------------------------------------
  Advanced Energy                                           Ongoing Purchase Order
  Attn: Kyle D. Pettine, Director of Operations
  4424 Innovation Drive
  Fort Collins, CO 80525
-----------------------------------------------------------------------------------------------------------------------------
  Alara, Inc.                                               Agreement for Contract Manufacturing Services dated 7/l/98,
  Attn: David Cook, Manufacturing Manager                   one-year term, to be renewed annually by agreement of the
  2545 Barrington Court                                     parties
  Hayward, CA 94545-1134
-----------------------------------------------------------------------------------------------------------------------------
  Alteon                                                    Ongoing Purchase Order
  Attn: Joe Booker, Vice President Operations
  6351 San Ignacio Avenue
  San Jose, CA 95119
-----------------------------------------------------------------------------------------------------------------------------
  AMERICAN & FOREIGN INSURANCE COMPANY                      COMMERCIAL AUTOMOBILE COVERAGE; POLICY #A ST-206810
  9300 ARROWPOINT BLVD
  CHARLOTTE, NC 28273-8135                                  COMMERCIAL PROPERTY COVERAGE; COMMERCIAL LIABILITY COVERAGE;
                                                            COMMERCIAL AUTOMOBILE COVERAGE; TECHNOLOGY COVERAGE EXTENSION
  AMERICAN & FOREIGN INSURANCE COMPANY                      ENDORSEMENT; POLICY # A SV-038940
  C/O CENTURY COVERAGE CORPORATION
  ATTN: SALLY ROSS                                          EMPLOYEE BENEFITS ERRORS AND OMISSIONS INSURANCE; POLICY
  181 SOUTH FRANKLIN AVE., #504                             A-SV-038940
  VALLEY STREAM, NY 11581
-----------------------------------------------------------------------------------------------------------------------------

  AOE RICOH, INC.                                           EQUIPMENT PURCHASE AGREEMENT DATED 4/23/96 FOR RICOH COPIER
  ATTN: ROBERT SLAVITSKI
  95 NEWFIELD AVENUE
  EDISON, NJ 08834
-----------------------------------------------------------------------------------------------------------------------------
  Applied Signal Technology                                 Ongoing Purchase Order
  Attn: Anne Sherman, Senior Buyer
  400 West California Avenue
  Sunnyvale, CA 94086
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
BLUE CROSS AND BLUE SHIELD OF NEW JERSEY, INC.           Contract Number 87831 effective 4/l/96 for health insurance for
ATTN: KEVIN O'SULLIVAN                                   East Coast operations
PO BOX 799
NEWARK, NJ 07101

HM0 BLUE / BLUE CROSS AND BLUE SHIELD OF NEW             CONTRACT NO. MG-87831, DATED 3/1/96, AND RELATED RIDERS
JERSEY, INC.
ATTN: DANIEL J. DRAGALIN
3 PENN PLAZA EAST
NEWARK, NJ 07105-2200
-----------------------------------------------------------------------------------------------------------------------------
Blue Cross of California                                 Group Benefit Agreement (for employee medical benefits) dated
Attn: Sally Galiegos                                     1/l/98, renewable monthly
2121 No. California, 7th
Walnut Creek CA 94596
-----------------------------------------------------------------------------------------------------------------------------
Bruker Instruments                                       Ongoing purchase order
Attn: Floy Smith, Purchasing Manager
47697 Westinghouse Drive
Fremont, CA 94539
-----------------------------------------------------------------------------------------------------------------------------
CIGNA                                                    Contract for Employee Dental Benefits; SUMMARY OF BENEFITS AND
Attn: Karen Vanderwerf                                   RATES (FOR WEST COAST OPERATIONS)
PO Box 93024
Chicago, IL 60673-3024
-----------------------------------------------------------------------------------------------------------------------------
Cobblestone Corporation of Northern New England,         Capital Lease (see Attachment to Schedule D)
Inc.
Attn: Joe Donovan
75 Second Avenue, Suite 310
Needham, MA 02195
-----------------------------------------------------------------------------------------------------------------------------
COLIN REDDY                                              EMPLOYMENT AGREEMENT, DATED MARCH 17, 1998, BETWEEN DEBTOR AND
21 GREEN VALLEY ROAD                                     COLIN REDDY
MIDWAY, MA 02053
-----------------------------------------------------------------------------------------------------------------------------
Colmar Sales / Brendan Kane                              Sales Representative Agreement, dated 12/1/97, AMENDED 2/4/98
19 Lorraine Road
Walpole, MA 02081
-----------------------------------------------------------------------------------------------------------------------------
Colonial Pacific Leasing                                 Capital Lease (see Attachment to Schedule D)
Attn: Steve Lines
PO Box 2090
Portland, OR 97208-2090
-----------------------------------------------------------------------------------------------------------------------------
Copelco Capital, Inc.                                    Capital Lease (see Attachment to Schedule D)
Attn: Jordan Metz, Esq.
Law 0fc of Goodman & Metz
16000 Ventura Blvd, Suite 905
Encino, CA 91436-2730
-----------------------------------------------------------------------------------------------------------------------------
CORPORATE COMP. SYSTEMS, INC.                            Customer contract
670 N. BEERS ST, BLDG 4
HOLMDEL, NJ 07733
-----------------------------------------------------------------------------------------------------------------------------
David Marchiorato, Sales Manager                         OFFER LETTER AGREEMENT DATED 9/14/98 re Business Development / Sales
263 Farmer Street                                        Manager letter agreement
Felton, CA 95018
-----------------------------------------------------------------------------------------------------------------------------
DDI Leasing, Inc./ Duncan Data                           EQUIPMENT LEASE AGREEMENT NO. TSM205Q, DATED 8/12/98 FOR AS 400
Attn: Michael P. Moran, VP                               SYSTEM AND PERIPHERALS
271 Route 46 West
Fairfield, NM 07004
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
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
Delta Dental Plan of New Jersey, Inc.                 Master Group Contract effective 1/l/95; Group #5822
ATTN WALTR VAN BRUNT
1639 ROUTE 10
PARSIPPANY, NJ 07054
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Delta Sales, Inc.                                     Sales Representative Agreement, dated 7/26/95
Attn: Leo Creegan, President
282 Route 101
Amherst, NH 03031-1731
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DON R. DESANTIS                                       EMPLOYMENT AGREEMENT, DATED MARCH 17, 1998, BETWEEN DEBTOR AND DON
30 BUD WAY                                            R. DESANTI
TIVERTONM, RI 02878
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Doug Evens, Vice President Sales                      Employment Agreement / Compensation Package
Tanon Manufacturing, Inc. / West coast Division
46360 Fremont Blvd
Fremont, CA 945368-6046
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ECOSYS                                                Manufacturing Agreement (blanket order)
Attn: Ms. Stephanie Chan, Senior Buyer
617 River Oaks Parkway
San Jose, CA 95134
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ELREPCO, Inc.                                         Sales Representative Agreement, dated 12/5/97;
Attn: Cathy Smith, President                          CANCELLED EFFECTIVE 12/98.
777 Cuesta Drive
Mountain View, CA 94040
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F.S.R.T., LP                                          Commercial real property lease of premises located at
c/o Continental Property Mgmt                         46360 Fremont Blvd, Fremont, Alameda County, CA 945368-6046
Attn: Dan Stuber / Stephanie Dierolf
1800 Gateway Drive, 3rd Floor
San Mateo, CA 94403
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Financing for Science International, Inc.             Capital Lease (see Attachment to Schedule D)
FINOVA TECHNOLOGY
10 Waterside Drive                                    MASTER EQUIPMENT LEASE AGREEMENT DATED 2/20/96, BETWEEN TANON AND
Farmington, CT 05052-1814                             FSI WITH RENTAL SCHEDULES NO. 1, 2, AND 3 (AND EAI GUARANTEE)

                                                      SALES AND LEASEBACK AGREEMENT, DATED 2/20/96, BETWEEN TANON AND FSI

                                                      MASTER EQUIPMENT LEASE AGREEMENT DATED 2/20/96, BETWEEN FSI AND EA
                                                      INDUSTRIES

                                                      SALE AND LEASEBACK AGREEMENT, DATED 2/20/96, BETWEEN FSI AND EA
                                                      INDUSTRIES, AND RELATED DOCUMENTS
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First Virtual Corp. (FVC.COM)                         Manufacturing Agreement "Renewal", dated 5/8/97, one-year term, to be
Attn: James 0. Mitchell, COO                          renewed annually by agreement of the parties
3393 Octavius Corp, Suite 102
Santa Clara, CA 95054                                 AGREEMENT FOR CONTINUOUS IMPROVEMENT PROGRAM,DATED 5/18/98

                                                      PAYMENT AGREEMENT DATED 5/18/98

                                                      WARRANTY DATED 5/18/98
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Gates McDonald                                        Contract for Unemployment Services for Employment Development
Attn: Lyn Hooks                                       Department of State of California
PO Box 4121
Concord, CA 95424-4121
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GE Capital Corp.                                      Capital Lease (see Attachment to Schedule D)
ATTN: Dominic
PO Box 601
Moberly, MO 65270
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

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
General Electric / GE Nuclear Energy                  Manufacturing Agreement for Sale of Numac Systems, as extended to 3/31/99
Attn: Marty Ross, Program Manager
175 Cutner Avenue                                     Agreement for Sale of Hardware, DATED 3/18/96 AND 3/31/97, AS EXTENDED TO
San Jose, CA 95134                                    3/18/99
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GILLETT ENGHOLM ASSOCIATES, INC.                      SALES REPRESENTATIVE AGREEMENT DATED 2/6/98, AND AMENDMENT LETTERS
462 WINSTON WAY                                       DATED 2/7/98 AND 6/2/98
BERWYN, PA 19312
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Hughes Network Systems, Inc.                          Manufacturing Agreement and Statement of Work dated 4/21/97
Attn: R. G. Clark
11717 Exploration Lane
Germantown, D 20876
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IBM Credit Corporation                                QUICKLEASE AGREEMENT DATED 3/10/98, NO. QL0451205
Attn: Candy Holt
2929 North Central Avenue
Phoenix, AZ 85012
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Jandy Industries                                      Manufacturing Service Agreement, dated 7/23/97
Attn: Gene Pecci, VP
21 Pimentel Court
Novato, CA 94948
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L. D. Lowery, Inc.                                    Sales Representative Agreement, dated 11/24/97
Attn: William R. Sylvester, President
2801 WESTCHESTER PIKE
BROOMALL, PA 19008
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Lincoln Life                                          Executive Medical Reimbursement
1700 Magnavox Way
PO Box 23
Fort Wayne, IN 56801-2385
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MANUFACTURING SOLUTIONS, INC.                         EXCLUSIVE DEALING AGREEMENT FOR SALE OF MANUFACTURED PRODUCTS, DATED
ATTN: ED BLASCO, PRESIDENT                            3/23/98
128 EAST LIBERTY STREET
DANBURY, CT 06810
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MAPICS, INC.                                          SCHEDULE TO MASTER LICENSE AGREEMENT NO. 1296375, DATED 8/14/98AND
ATTN: DEIRDRE ANDERSON                                RELATED ADDENDUM AND INVOICE
5775 GLENRIDGE DRIVE
BUILDING D
, SUITE 100
ATLANTA, GA 30328
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Mellon U.S. Leasing                                   Capital Lease (see Attachment to Schedule D)
P.O. Box 1200001
Dallas, TX 75312
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Mesa Manufacturing Services                           Sales Representative Agreement dated 9/10/98
ATTN: BOB PAULISHAK
3 GREENVALE ROAD
MOORESTOWN, NJ 08057
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Multi-Imaging Systems                                 Ongoing Purchase Order
Attn: Derrick Dell Production Manager
1005 Friesen Drive
Angwin, CA 94508
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NATWEST BANK, N.A., (ASSIGNEE, OF FINOVA)             EQUIPMENT LEASE ASSIGNED TO NATWEST BY FINOVA; UCC FINANCING
ATTN: ROBERT B. VINCENT                               STATEMENT
175 WATER STREET
NEW YORK, NY 10038
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

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
NEW JERSEY MANUFACTURERS INSURANCE COMPANY            NOTICE OF COVERAGE OF WORKER'S COMPENSATION (1/21/98 - 1/21/99)
301 SULLIVAN WAY
WEST TRENTON, NEW JERSEY 08628-3496
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Northwestern National Life Insurance Company          Group Annuity Contract # GA-51767-4 dated 9/6/96 between the Trustees of
C/O DELAWARE CHARTER GUARANTEE & TRUST CO             EA Industries Inc. 401 (Ko Savings Plan and
ATTN HERB BRACY
PO BOX 8706
WILMINGTON, DE 19899-8706
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OCE-BRUNING, INC.                                     TERM RENTAL AGREEMENT, DATED 10/26/93, BETWEEN OCE-BRUNING, INC.
1800 BRUNING DRIVE WEST                               AND ELECTRONICS ASSOCIATES, INC.
ITASCA, IL 80143
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Pitney Bowes, Inc.                                    Equipment Maintenance Agreement
Attn: Customer Service
PO Box 85390
Louisville, KY 40285-5390
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Polydyne Development Corp.                            QUOTEWIN SOFTWARE LICENSE AGREEMENT, DATED 10/27/97
Attn: Dave Claflin
9390 Research Blvd, Suite 415                         QUOTEWIN SUPPORT AND UPGRADE AGREEMENT, DATED 11/4/97, AND RELATED
Austin, TX 78759-6540                                 LETTERS
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Rainier Marketing, Inc.                               Sales Representative Agreement, dated 6/15/98
Attn: Gregory Todd, President
3155 Porter Street, Suite A
Enumclaw, WA 98022
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ROYAL INSURANCE COMPANY OF AMERICA                    TECHNOLOGY ERRORS AND OMISSIONS LIABILITY COVERAGE; POLICY # P LQ-
9300 ARROWPOINT BLVD                                  219442
CHARLOTTE, NC 28273-8135
                                                      INTERNATIONAL COMMERCIAL PROPERTY, GENERAL LIABILITY, COMMERCIAL AUTO
ROYAL INSURANCE COMPANY OF AMERICA                    & WORKERS COMP; INTERNATIONAL GENERAL LIABILITY; INTERNATIONAL
C/O CENTURY COVERAGE CORPORATION                      PROPERTY/LOSS OF INCOME;
ATTN: SALLY ROSS                                      POLICY # P IB-007226000
181 SOUTH FRANKLIN AVE., #504
VALLEY STREAM, NY 11581
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SE Laboratories                                       Agreement for Calibration Services
Attn: Robert Peck
1065 Comstock Street
Santa Clara, CA 95054
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SouthWest Technical Sales                             Sales Representative Agreement DATED 2/21/98, AND AMENDMENT LETTERS
ATTN: CHARLES M. KANE                                 DATED 2/24/98, 2/27/98, 3/4/98, 3/23/98
7931 TIMBERWOOD CIRCLE
SARASOTA, FLORIDA 34238-2948

SOUTHWEST TECHNICAL SALES
ATTN: CHARLES KANE
128 EAST LIBERTY STREET
DANBURY, CT 06810
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StarGuide Digital Networks, Inc.                      Agreement for Contract Manufacturing Services dated 6/l/97, one-year term,
Attn: Kathie J. Calvin, V.P. Operations               to be renewed annually by agreement of the parties
Satellite & Wireless Division
5754 Pacific Center Blvd
San Diego, California 92121

STARGUIDE DIGITAL NETWORKS, INC.
5820 OBERLIN DRIVE, SUITE 203
SAN DIEGO, CA 92121
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
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
State of California Employment Development Dept       Work Sharing Plan, dated 9/10/98
Attn: Elliott Walter, Department Supervisor
Special Claims Office #850 / Employer # 296-2677
PO Box 269058
Sacramento, CA 95826
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TNT Electronics Co.                                   Sales Representative Agreement dated 10/5/98
ATTN SHARON MILANO
24 WRIGHT AVENUE
AUBURN, NY 10321-0995
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TransAmerica Business Credit                          Capital Lease (see Attachment to Schedule D)
Technology Finance Division                           SECURITY AGREEMENT DATED 1/6/97
76 Batterson Park Road,2nd Flr
Farmington, CT 06032                                  PROMISSORY NOTE DATED 2/19/97 FROM TANON TO TRANSAMERICA

                                                      PROMISSORY NOTE DATED 2/5/98 FROM TANON TO TRANSAMERICA, SECURITY
                                                      AGREEMENT AND RELATED DOCUMENTS

                                                      PROMISSORY NOTE DATED 4/15/98 FROM TANON TO TRANSAMERICA, SECURITY
                                                      AGREEMENT AND RELATED DOCUMENTS

                                                      PROMISSORY NOTE DATED 6/29/98 FROM TANON TO TRANSAMERICA, SECURITY
                                                      AGREEMENT AND RELATED DOCUMENTS
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Truevision                                            Manufacturing Agreement - in Process
Attn: Lloyd Fugate, VP Operations
2500 Walsh Avenue
Santa Clara, CA 95051
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United Maintenance & Janitorial Supply                Agreement for Janitorial Services
Attn: Hector Vasquez
11450 Koll Circle, Suite 103
San Jose, CA 95112-4612
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United States Life Insurance Co.                      Contract for Life Insurance, application dated 12/30/97
Attn: Colleen Kelly
po Box 1590
Neptune, NJ 07754-1590
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Unum Life Ins. Co. of America                         Group Long-Term Disability Insurance Policy effective 4/l/83 with 15
Attn: Patricia Buck                                   amendments thereto; policy #30867
2211 Congress Street
Portland, Maine 04122                                 New Jersey Temporary Disability Insurance Policy effective 1/1/97; policy
                                                      #512610

                                                      Life Insurance Policy effective 9/l/96, policy #292000

                                                      GROUP SHORT-TERM DISABILITY INSURANCE POLICY, EFFECTIVE 10/1/94,
                                                      BETWEEN UNUM AND ELECTRONIC ASSOCIATES, INC.; POLICY #390174
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Voice Pro                                             Telephone Equipment Maintenance Agreement
4000 Executive Parkway, Suite 14
San Ramon, CA 94583
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Xerox Corp. / Princeton Operations                    Copier Lease & Maintenance Agreement
Attn: George Walton / Cust Business Unit              Capital Lease (see Attachment to Schedule D)
100 Overlook Center, Suite 310
Princeton, NJ 08543                                   PARTIAL LEASE AND LEASE ADDENDUM AND RELATED AMORTIZATION SCHEDULES

Xerox Corp.
Attn: Maria Urbina
350 S. North West Highway
Park Ride, IL 60081
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Zydracron                                             Manufacturing Agreement - in Process
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



--------------------------------------------------------------------------------
Attn: Ray Hillsgrove, Production Manager
7 Perimeter Road
Manchester, NJ 03103
--------------------------------------------------------------------------------


                    SCHEDULE (II)(I) TANON FINANCIAL STATEMENTS
                    -------------------------------------------

         The parties waive the requirement of this schedule and also waive any representations and warranty with respect to this schedule.

                    SCHEDULE (II)(I)-LITIGATION AND DISPUTES
                    ----------------------------------------
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
1.      185 Monmouth Parkway Associates, L.P.              Superior Court of Monmouth              Landlord Tenant
        versus EA Industries, Inc. and Tanon               County, NJ.                             action. Pending.
        Manufacturing, Inc.
------------------------------------------------------------------------------------------------------------------------------------
2.      F.S.R.T., L.P., a California limited               Superior Court of Alameda               Landlord Tenant
        partnership versus Tanon                           County, CA.                             action. Pending.
        Manufacturing, Inc.
------------------------------------------------------------------------------------------------------------------------------------
3.      James Brand versus Tanon                           Superior Court of Monmouth              Pending.
        Manufacturing                                      County, NJ.
------------------------------------------------------------------------------------------------------------------------------------
4.      Viktron Limited Partnership, an Illinois           Circuit Court, Cook County              Pending.
        limited partnership versus Tanon
        Manufacturing, Inc.
        Case No. 98L12641
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5.      Janel, Inc., versus EA Industries, Inc.            Superior Court of Morris                Pending.
        and Tanon Manufacturing, Inc.                      County, NJ
        Docket No. MRS-L-2973-98
------------------------------------------------------------------------------------------------------------------------------------
6.      Concorde Industrial Suply Company,                 Superior Court of Monmouth              Pending.
        Inc. versus Tanon Manufacturing, Inc.,             County, NJ
        Docket No. DC-11503-98
------------------------------------------------------------------------------------------------------------------------------------
7.      Oneida Rostone Corporation versus                  Supreme Court of the State              Pending.
        Tanon Manufacturing, Inc.                          of New York, Madison
        Index No. 98-2017                                  County
------------------------------------------------------------------------------------------------------------------------------------
8.      Rapid Circuits, Inc. versus Tanon                  Court of Common Pleas,                  Pending.
        Manufacturing, Inc.                                Bucks County, PA
------------------------------------------------------------------------------------------------------------------------------------
9.      Watkins-Johnson Co. versus Tanon                   Superior Court of Monmouth              Pending.
        Manufacturing, Inc.                                County, NJ
        Docket No. L5557-98
------------------------------------------------------------------------------------------------------------------------------------
10.     Finova Capital Corporation versus EA               Superior Court of Bergen                Pending.
        Industries, Inc. and Tanon                         County, NJ
        Manufacturing, Inc.
        Docket No. L10473-98
------------------------------------------------------------------------------------------------------------------------------------
11.     Liberty Electronics, Inc. versus Tannon            Superior Court of Monmouth              Pending.
        Manufacturing, Inc. and Trip Whitehouse            County, NJ
        Docket No. DC 11723-98
------------------------------------------------------------------------------------------------------------------------------------
12.     Century Office Products versus Tanon               Superior Court of Monmouth              Pending.
        Manufacturing, Inc.                                County, NJ
        Docket No.SC 5775-98
------------------------------------------------------------------------------------------------------------------------------------
13.     Pacific Business Company vs. Tanon                 Small Claims Court,                     Pending.
        Manufacturing, Inc.                                Fremont-Newark, Union City
        No. 1998-033680                                    Municipal Court
------------------------------------------------------------------------------------------------------------------------------------
14.     Threatened suits by pre-petition creditors                                                 Threatened
        of the Company for collection of
        accounts payable.
------------------------------------------------------------------------------------------------------------------------------------
15.     Tina Semiprevio                                    Discrimination claim filed              Pending
                                                           with the Department of Fair
                                                           Employment and Housing of
                                                           the state of California in
                                                           June 1998; E9798M1559-
                                                           00-se/0370988502.
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


               SCHEDULE (II)(K)COMPLIANCE WITH ENVIRONMENTAL LAWS
               --------------------------------------------------

No exceptions.